UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (November 23, 2011)

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 8.01 in this Current Report on Form 8-K under the heading “Second Lien Notes Redemption” is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Secondary Common Stock Offering

On November 23, 2011, MoneyGram International, Inc., a Delaware corporation (the “Company”), closed its underwritten secondary public offering of its common stock (the “Offering”), pursuant to which certain stockholders sold an aggregate of 9,250,000 shares of the Company’s common stock. The selling stockholders have granted the underwriters a 30-day option to purchase up to an additional 1,387,500 shares of the Company’s common stock. The Company did not receive any proceeds from the Offering.

Second Lien Notes Redemption

On November 23, 2011, in connection with the closing of the Offering, MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (“MPSW”), completed a partial redemption of $175.0 million aggregate principal amount of its 13.25% Senior Secured Second Lien Notes due 2018 (the “Notes Redemption”). Also on November 23, 2011, the Company, MPSW, MoneyGram Payment Systems, Inc., a Delaware corporation (“MPS”), and MoneyGram of New York LLC, a Delaware limited liability company (“MNY”), obtained additional commitments of $10.0 million under the incremental term loan facility (the “Tranche B-1 Term Loan Facility”) provided under the First Incremental Amendment and Joinder Agreement, dated November 21, 2011, among the Company, MPSW, MPS, MNY, Bank of America, N.A., as administrative agent, and the financial institutions party thereto as lenders, resulting in total commitments under the Tranche B-1 Term Loan Facility of $150.0 million. Proceeds from the Tranche B-1 Term Loan Facility were used to finance a portion of the Notes Redemption and to pay any fees, expenses and premiums in connection therewith.

A copy of the Company’s press release announcing the closing of the Offering and the Notes Redemption is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 23, 2011, announcing the closing of the Offering and the Notes Redemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ James E. Shields
Name:	James E. Shields
Title:	Executive Vice President and Chief Financial Officer

Date: November 23, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 23, 2011, announcing the closing of the Offering and the Notes Redemption.